Exhibit 99.1

UNITED STATES DEPARTMENT OF JUSTICE

OFFICE OF THE UNITED STATES TRUSTEE

CENTRAL DISTRICT OF CALIFORNIA

In Re:		CHAPTER 11 (BUSINESS)
FirstFed Financial Corp
		Case Number:	2:10-bk-12927-ER
		Operating Report Number:	8
	Debtor(s).	For the Month Ending:	August 31, 2010

I. CASH RECEIPTS AND DISBURSEMENTS

A. (GENERAL ACCOUNT*)

1.	TOTAL RECEIPTS PER ALL PRIOR GENERAL ACCOUNT REPORTS		227,852.56

2.	LESS: TOTAL DISBURSEMENTS PER ALL PRIOR GENERAL ACCOUNT REPORTS		27,047.42

3.	BEGINNING BALANCE:		4,042,692.18

4.	RECEIPTS DURING CURRENT PERIOD:
	Accounts Receivable—Post-filing

	Accounts Receivable—Pre-filing

	General Sales

	**Other (Specify)

	TOTAL RECEIPTS THIS PERIOD:

5.	BALANCE:		4,042,692.18

6.	LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD
	Transfers to Other DIP Accounts (from page 2)	0.00

	Disbursements (from page 2)	2,517.64

	TOTAL DISBURSEMENTS THIS PERIOD:***		2,517.64

7.	ENDING BALANCE:		4,040,174.54

8.	General Account Number(s):	XXXXXXXX

		Union Bank

	Depository Name & Location:	445 South Figueroa

		Los Angeles, CA 90071

*	All receipts must be deposited into the general account.
**	Include receipts from the sale of any real or personal property out of the ordinary course of business; attach an exhibit specifying what was sold, to whom, terms, and date of Court Order or Report of Sale.
***	This amount should be the same as the total from page 2.

TOTAL DISBURSEMENTS FROM GENERAL ACCOUNT FOR CURRENT PERIOD

Date mm/ dd/yyyy	Check Number	Payee or DIP account	Purpose	*Amount Transfered	**Amount Disbursed	Amount
8/2/2010	1031	Registrar & Transfer Co.	Stock Registration Fees		393.12	393.12
8/5/2010	1032	Chris Damore	Accounting Svcs-July		1,020.00	1,020.00
8/30/2010	1033	Premier Business Centers	Rent-September		1,038.79	1,038.79
8/6/2010	EFT	Hartford Insurance	payroll costs, workman’s comp		65.73	65.73
						—
						—
						—
						—
						—
						—
						—
						—
						—

			TOTAL DISBURSEMENTS THIS PERIOD:	—	2,517.64	2,517.64

*	Fill in amounts in this column if they are TRANSFERS to another DIP account (e.g. Payroll or Tax); the “amount” column will be filled in for you.
**	Fill in amounts in this column if they are DISBURSEMENTS to outside payees; the “amount” column will be filled in for you.

GENERAL ACCOUNT

BANK RECONCILIATION

Bank statement Date:		8/31/2010	Balance on Statement:	$4,040,199.54

Plus deposits in transit (a):
		Deposit Date	Deposit Amount

TOTAL DEPOSITS IN TRANSIT				0.00

Less Outstanding Checks (a):
	Check Number	Check Date	Check Amount
	1023	6/28/2010	25.00

TOTAL OUTSTANDING CHECKS:				25.00

Bank statement Adjustments:

Explanation of Adjustments-

ADJUSTED BANK BALANCE:				$4,040,174.54

*	It is acceptable to replace this form with a similar form
**	Please attach a detailed explanation of any bank statement adjustment

I. CASH RECEIPTS AND DISBURSEMENTS

B. (PAYROLL ACCOUNT)

1.	TOTAL RECEIPTS PER ALL PRIOR PAYROLL ACCOUNT REPORTS		0.00

2.	LESS: TOTAL DISBURSEMENTS PER ALL PRIOR PAYROLL ACCOUNT REPORTS		277,541.57

3.	BEGINNING BALANCE:		222,458.43

4.	RECEIPTS DURING CURRENT PERIOD:

5.	BALANCE:		222,458.43

6.	LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD TOTAL DISBURSEMENTS THIS PERIOD:***		10,820.67

7.	ENDING BALANCE:		211,637.76

8.	PAYROLL Account Number(s):

		XXXXXXXX

	Depository Name & Location:	Union Bank

		445 South Figueroa

		Los Angeles, CA 90071

TOTAL DISBURSEMENTS FROM PAYROLL ACCOUNT FOR CURRENT PERIOD

Date mm/dd/yyyy	Check Number	Payee	Purpose	Amount
8/31/2010	EFT	Brian Argrett	Sep salary (net of payroll taxes)	7,132.30
8/31/2010	EFT	various governments	Payroll Taxes—Sep	3,632.70
8/31/2010	EFT	CBIZ	payroll processing charge	55.67
			Sep payroll paid on August 31, 2010 by payroll processor

			TOTAL DISBURSEMENTS THIS PERIOD:	10,820.67

PAYROLL ACCOUNT

BANK RECONCILIATION

Bank statement Date:	8/31/2010	Balance on Statement:	$211,637.76

Plus deposits in transit (a):
	Deposit Date	Deposit Amount

TOTAL DEPOSITS IN TRANSIT			0.00

Less Outstanding Checks (a):
Check Number	Check Date	Check Amount

TOTAL OUTSTANDING CHECKS:			0.00

Bank statement Adjustments:

Explanation of Adjustments-

ADJUSTED BANK BALANCE:			$211,637.76

*	It is acceptable to replace this form with a similar form
**	Please attach a detailed explanation of any bank statement adjustment

I. CASH RECEIPTS AND DISBURSEMENTS

C. (TAX ACCOUNT)

1.	TOTAL RECEIPTS PER ALL PRIOR TAX ACCOUNT REPORTS		0.00

2.	LESS: TOTAL DISBURSEMENTS PER ALL PRIOR TAX ACCOUNT REPORTS		0.00

3.	BEGINNING BALANCE:		10,000.00

4.	RECEIPTS DURING CURRENT PERIOD:

5.	BALANCE:		10,000.00

6.	LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD TOTAL DISBURSEMENTS THIS PERIOD:***		0.00

7.	ENDING BALANCE:		10,000.00

8.	TAX Account Number(s):	XXXXXXXX

		Union Bank

	Depository Name & Location:	445 South Figueroa

		Los Angeles, CA 90071

TOTAL DISBURSEMENTS FROM TAX ACCOUNT FOR CURRENT PERIOD

Date mm/dd/yyyy	Check Number	Payee	Purpose	Amount
		NONE		none

			TOTAL DISBURSEMENTS THIS PERIOD:	0.00

TAX ACCOUNT

BANK RECONCILIATION

	Bank statement Date:	8/31/2010	Balance on Statement:	$10,000.00

Plus deposits in transit (a):
		Deposit Date	Deposit Amount

TOTAL DEPOSITS IN TRANSIT				0.00

Less Outstanding Checks (a):
	Check Number	Check Date	Check Amount

TOTAL OUTSTANDING CHECKS:				0.00

Bank statement Adjustments:

Explanation of Adjustments-

ADJUSTED BANK BALANCE:				$10,000.00

*	It is acceptable to replace this form with a similar form
**	Please attach a detailed explanation of any bank statement adjustment

I. D SUMMARY SCHEDULE OF CASH

ENDING BALANCES FOR THE PERIOD:

(Provide a copy of monthly account statements for each of the below)

	General Account:	4,040,174.54

	Payroll Account:	211,637.76

	Tax Account:	10,000.00

*Other Accounts:

*Other Monies:

	**Petty Cash (see below):	11.24

TOTAL CASH AVAILABLE:			4,261,823.54

Petty Cash Transactions:

Date	Purpose	Amount
	Opening balance	11.24

		0.00

		0.00

		0.00

		0.00

		0.00

		0.00

TOTAL PETTY CASH TRANSACTIONS:			0.00

ENDING PETTY CASH			11.24

*	Specify the Type of holding (e.g. CD, Savings Account, Investment Security), and the depository name, location & account #
**	Attach Exhibit Itemizing all petty cash transactions

II. STATUS OF PAYMENTS TO SECURED CREDITORS, LESSORS

AND OTHER PARTIES TO EXECUTORY CONTRACTS

Creditor, Lessor, Etc.	Frequency of Payments (Mo/Qtr)	Amount of Payment	Post-Petition payments not made (Number)	Total Due
Regus Mgt, lessor*	monthly	0.00	0	0.00
Premier Business Centers**	monthly	$1,038.79	0	0.00

			TOTAL DUE:	0.00

*	FirstFed Financial Corp. vacated offices managed by Regus Mgt. on 06/22/10. Prior payments were approximately $2,125 per month.
**	FirstFed Financial Corp entered into new lease agreement with Premier Business Centers on 06/22/10

III. TAX LIABILITIES

FOR THE REPORTING PERIOD:

	Gross Sales Subject to Sales Tax:		0.00

	Total Wages Paid:		10,000.00

	Total Post-Petition Amounts Owing	Amount Delinquent	Date Delinquent Amount Due
Federal Withholding*
State Withholding*
FICA—Employer’s Share*
FICA—Employee’s Share*
Federal Unemployment*
Sales and Use
Real Property
Other-Delaware Franchise**	3,125.00	0.00

TOTAL:	3,125.00	0.00

*	Amounts paid through the payroll account. See “Total Disbursements from Payroll Account Current Period:”
**	The State of Delaware is requesting additional information from the Debtor as the Debtor changed its methodology from the authorized share method to the capital method (using gross assets), potentially In the event the change in methodology is not accepted the amount of the franchise tax may increase resulting in a lower tax payment. See also “Aging of Accounts Receivable”

IV. AGING OF ACCOUNTS PAYABLE AND RECEIVABLE

	*Accounts Payable	Accounts Receivable
	Post-Petition	Pre-Petition	Post-Petition
30 days or less	85,249.40	0.00	0.00
31—60 days	550.00	0.00	0.00
61—90 days	162,868.20	0.00	0.00
91—120 days	0.00	0.00	0.00
Over 120 days	0.00	124,600.00	0.00

TOTAL:	248,667.60	124,600.00	0.00

Delaware receivable of $124,600 will not be settled until Federal tax return is filed.

V. INSURANCE COVERAGE

Type	Name of Carrier	Amount of Coverage	Policy Expiration Date	Premium Paid Through (Date)
General Liability	Hartford	1,000,000.00	1/11/2011	1/11/2011
Worker’s Compensation	Hartford	1,000,000.00	1/11/2011	Paid with Payroll
Casualty	None
Vehicle	None

The Debtor also maintains directors and officers liability coverage purchased pre-petition for the 2009/2010 coverage year and an extended reporting period for the policies covering the 2008/2009 coverage year also purchased pre-petition.

VI. UNITED STATES TRUSTEE QUARTERLY FEES

(TOTAL PAYMENTS)

Quarterly Period Ending (Date)	Total Disbursements	Quarterly Fees	Date Paid	Amount Paid	Quarterly Fees Still Owing
31-Mar-2010	134,229.09	975.00	18-Apr-2010	975.00	0.00
30-Jun-2010	157,114.39	1,625.00	20-Jul-2010	1,625.00	0.00
					0.00
					0.00
					0.00
					0.00
					0.00
					0.00
					0.00

		2,600.00		2,600.00	0.00

*	Post-Petition Accounts Payable SHOULD NOT include professionals’ fees and expenses which have been incurred but not yet awarded by the court. Post-Petition Accounts Payable SHOULD include professionals’ fees and expenses authorized by Court Order but which remain unpaid as of the close of the period report

VII SCHEDULE OF COMPENSATION PAID TO INSIDERS

Name of Insider	Date of Order Authorizing Compensation	*Authorized Gross Compensation	Gross Compensation Paid During the Month***
Babette Heimbuch	**	$20,000/ month	0.00
Vikas Arora	**	$17,500/ month	0.00
Brenda Battey	***	$20,000/month	0.00
Brian Argrett	****	$10,000/month	10,000.00
*	Please indicate how compensation was identified in the order (e.g. $1,000/week, $2,500/month)
**	Notice of Insider Compensation for Babette Heimbuch and Vikas Arora was filed and served on the UST and other necessary parties on January 7, 2010; no objections were filed.
***	Ms. Heimbuch and Mr. Arora no longer work for the Debtor. Ms. Battey works periodically for the Debtor at a rate of $150.00 per hour.
****	Notice of Insider Compensation for Brian Argrett was filed and served on the UST and other necessary parties on June 10, 2010; no objections were filed. Mr, Argrett was engaged by the Debtor upon the resignation of Ms. Heimbuch to provide Debtor with a second officer and to serve as its Chief Executive Officer and Corporate Secretary

VIII. SCHEDULE OF OTHER AMOUNTS PAID TO INSIDERS

Name of Insider	Date of Order Authorizing Compensation	Description	Amount Paid During the Month
NONE

IX. PROFIT AND LOSS STATEMENT

(ACCRUAL BASIS ONLY)

	Current Month	Cumulative Post-Petition
Sales/Revenue:
Gross Sales/Revenue	—	—

Less: Returns/Discounts	—	—

Net Sales/Revenue	—	—

Cost of Goods Sold:
Beginning Inventory at cost

Purchases

Less: Ending Inventory at cost

Cost of Goods Sold (COGS)	—	—

Gross Profit	—	—

Other Operating Income (Itemize)

Operating Expenses:

Payroll—Insiders	10,000.00	256,153.85

Payroll—Other Employees

Payroll Taxes	921.29	20,805.56

Other Taxes (Itemize)

Legal & Professional-Special Counsel *	30,039.28	197,983.84

Legal & Professional-Bankruptcy Counsel **	62,498.91	210,461.44

Legal & Professional-Administration ***	—	40,000.00

Legal & Professional-Accounting & Auditing ****	72,762.65	196,650.85

Depreciation and Amortization	24.00	192.00

Rent Expense—Real Property	993.36	11,795.90

Lease Expense—Personal Property		—

Insurance	65.73	1,503.89

Real Property Taxes		—

Telephone and Utilities	—	1,194.20

Repairs and Maintenance		—

Travel and Entertainment (Itemize)		—

Parking & Mileage	—	1,320.75

Miscellaneous Operating Expenses (Itemize)		—

Stock registrar fees	393.12	1,940.62

Delaware & Calif filing fees & franchise tax	—	3,980.00

SEC 8K fees	665.00	5,103.00

Expenses paid from Petty Cash *****	—	—

CSC fee for Delaware representation	—	356.00

US Trustee fees accrued	550.00	3,700.00

Office Supplies	—	347.86

Postage & Courier	—	157.61

Payroll Processing Fees	55.67	582.16

Total Operating Expenses	178,969.01	954,229.53

Net Gain/(Loss) from Operations	(178,969.01)	(954,229.53)

Non-Operating Income:
Interest Income

Net Gain on Sale of Assets (Itemize)

Other (Itemize)

Total Non-Operating income	—	—

Non-Operating Expenses:
Interest Expense

Legal and Professional (Itemize)

Other (Itemize)

Total Non-Operating Expenses	—	—

NET INCOME/(LOSS)	(178,969.01)	(954,229.53)

(Attach exhibit listing all itemizations required above)

Footnotes:

*	Special counsel Manatt, Phelps & Phillips, LLP were paid pre-petition an initial retainer of $300,000. No Pre-petition fees and costs credited were used against the retainer. A $300,000 adjustment to Prepaid Legal Expense was made through Owners’ Equity. Costs and expenses incurred between the filing date and August-2010 were $197,983.84.
*	In June, the Debtor engaged the firm of Rus Miliband & Smith, LLP in investigate potential claims which may be brought by the Debtor. The initial engagement is on an hourly basis with a $50,000 cap. An application for employment has been submitted and approved by the bankruptcy court. No work has commenced and no fees have accrued.
**	Bankruptcy counsel Landau, Gottfried & Berger, LLP were paid pre-petition an initial retainer of $250,000. Pre-petition fees and costs credited against the retainer were $50,810.31 leaving a remaining retainer of $199,189.69 as of the filing date. A $199,189.69 adjustment to Prepaid Legal Expense was made through Owners’ Equity. Costs and fees from the filing date until August 2010 were $210,461.44 exhausting the remaining retainer. An accounts payable accrual of $11,271.75 was recorded in August business.
***	June and July Professional fees totaling $40,000 for Delta Corps, Inc., hiring Donald Pelgrim as Chief Administrative Officer, were accrued and unpaid pending approval for payment by the Bankruptcy court.
****	Accounting & Auditing Professional fees in the amount of $13,356 for Hutchinson & Bloodgood, LLP were accrued and unpaid pending approval of the fee statement from Bankruptcy court. Hutchinson & Bloodgood is no longer providing services to the Debtor.
****	Subsequent to the engagement of Hutchinson & Bloodgood, the Debtor engaged Crowe Horwath, LLP for assistance with various tax matters including a 2008 federal tax audit and the filing of the 2009 tax returns. Crowe Horwath’s engagement was approved by the court. However, no payment has been made.
*****	The “Expenses paid from Petty Cash” line item was allocated to more descriptive line items, namely; Office Supplies, Parking & Mileage, and Postage & Courier.

X. BALANCE SHEET

(ACCRUAL BASIS ONLY)

	Current Month End
ASSETS
Current Assets:

Unrestricted Cash	4,261,823.54

Restricted Cash

Accounts Receivable (Itemized, see below)*	124,600.00

Inventory

Notes Receivable

Prepaid Expenses (Rent)	1,038.79

Prepaid Expense-Legal Special Counsel	102,016.16

Prepaid Expense-Legal Bankruptcy Counsel	—

Other (Prepaid Payroll)	10,820.67

Total Current Assets		4,500,299.16

Property, Plant, and Equipment	875.00

Accumulated Depreciation/Depletion	192.00

Net Property, Plant, and Equipment		683.00

Other Assets (Net of Amortization):
Due from Insiders

Other (Rent Deposits)	3,897.20

Total Other Assets		3,897.20

TOTAL ASSETS		4,504,879.36

LIABILITIES

Post-petition Liabilities:

Accounts Payable (Itemized, see below)**	248,667.60

Taxes Payable—Delaware Franchise Tax 2010	3,125.00

Notes Payable

Professional fees

Secured Debt

Other (Itemize)

Total Post-petition Liabilities		251,792.60

Pre-petition Liabilities:
Secured Liabilities

Priority Liabilities

Unsecured Liabilities***	159,617,187.50

Other (Itemized, see below)****	1,521.21

Total Pre-petition Liabilities		159,618,708.71

TOTAL LIABILITIES		159,870,501.31

EQUITY:

1 Pre-petition Owners’ Equity (original amount)	(155,177,680.00)

2 Direct Charges to Equity (Itemized, see below)*****	766,287.58

3 Post-petition Profit/(Loss)	(954,229.53)

TOTAL EQUITY		(155,365,621.95)

TOTAL LIABILITIES & EQUITY		4,504,879.36

		(0.00)
* Itemization of Accounts Receivable:
Delaware Franchise Tax Refund Due (prior years)	124,600.00

Total	124,600.00

** Itemization of Pre-Petition Unsecured Liabilities
Senior Debt Due 2015	53,429,687.56
Senior Debt Due 2016	53,244,791.61
Senior Debt Due 2017	52,942,708.33

Total	159,617,187.50

*** Itemization of Post-Petition Liabilities (accrued and unpaid pending approval of the Bankruptcy court)
Delta Corps, Inc. (Chief Administrative Officer)	40,000.00
Hutchinson & Bloodgood, LLP (accounting & auditing)	13,356.00
Crowe Horwath, LLP (accounting & audit)	179,874.85
Landau, Gottfried, & Berger, LLP	11,271.75
RR Donnelly (8-K)	665.00
Brenda Battey (Tax Matters)	2,400.00
U.S. Quarterly Trustee Fees	1,100.00

Total	248,667.60

The June and July Professional fees for Delta Corps, Inc. relate to the hiring of Donald Pelgrim as Chief Administrative Officer and were accrued and unpaid pending approval for payment by the Bankruptcy court.

**** Itemization of Pre-Petition Liabilities
Nixon Peabody	318.74
Registrar & Transfer	983.52
DF King & Co	218.95

Total	1,521.21

***** Itemization of Direct Charges to Equity
Reduction in Delaware tax	157,600.00
Refund from Auditors	110,883.44
Legal Retainer—Manatt, Phelps & Phillips, LLP	300,000.00
Legal Retainer—Landau, Gottfried & Berger , LLP	199,189.69
Change in SEC Refund	135.53
Bills received and accrued after BK filing (see above)	(1,521.21)
Change in Opening Cash Balance	0.04
Change in New Oak receivable	0.09

Total	766,287.58

The prepaid retainer of $250,000 for Bankruptcy Counsel-Landau, Gottfried & Berger was adjusted downward $50,810.31 as the activity occurred pre-petition. As of the petition date, the prepaid legal retainer for Bankruptcy Counsel was $199,189.69.

XI. QUESTIONNAIRE

		No	Yes

1.	Has the debtor-in-possession made any payments on its pre-petition unsecured debt, except as have been authorized by the court? If “Yes”, explain below:	x

		No	Yes

2.	Has the debtor-in-possession during this reporting period provided compensation or remuneration to any officers, directors, principals, or other insiders without appropriate authorization? If “Yes”, explain below:	x

3.	State what progress was made during the reporting period toward filing a plan of reorganization:

The debtor engaged Crowe Horwath to help in the filing of its 2009 federal tax return to maximize the refund to the debtor. The firm will also help resolve the 2008 IRS audit currently under way. With the approval of the Bankruptcy Court by order entered as docket No. 59, the Debtor also engaged a firm to investigate potential claims to be brought by the Debtor. The Debtor is currently in the process of drafting the liquidating plan and disclosure statement.

4.	Describe potential future developments which may have a significant impact on the case:

There is a potential refund of over $90 million relating to loss carrybacks from earlier tax years. The FDIC, in its capacity as Receiver for the Debtor’s bank subsidiary, has submitted a proof of claim which, among other things, claims that the FDIC is entitled to some or all of any such tax refund and may have other super priority claims. If the FDIC’s claim is successful, it will reduce or potentially eliminate any assets available for distribution to general unsecured creditors. On September 7, 2010, the Debtor filed with the IRS its consolidated return for tax year ended December 2009, in part to preserve its ability to claim certain net operating losses essential to the refund claim. The Debtor reserves its rights with respect to any claims by the FDIC regarding the refund.

Debtor continues to investigate potential claims against third parties to determine potential for recovery. No Committee of Unsecured Creditors has been appointed in the case. However, the Debtor continues to work and communicate cooperatively with Wilmington Trust, its principal unsecured creditor, concerning all aspects of the case.

5.	Attach copies of all Orders granting relief from the automatic stay that were entered during the reporting period.

None.

		No	Yes

6.	Did you receive any exempt income this month, which is not set forth in the operating report? If “Yes”, please set forth the amounts and sources of the income below.	x

I, Brian E. Argrett, Corporate Secretary

declare under penalty of perjury that I have fully read and understood the foregoing debtor-in-possession operating report and that the information contained herein is true and complete to the best of my knowledge.

9/15/2010	/s/ Brian E. Argrett
Dated:	Brian E. Argrett, Corporate Secretary